Exhibit 21

Subsidiaries of the Registrant

Name of Entity	State of Incorporation	Subsidiary of Entity
United HealthCare Services, Inc.	Minnesota	UnitedHealth Group Incorporated
UnitedHealthcare, Inc.	Delaware	United HealthCare Services, Inc.
United HealthCare of Alabama, Inc.	Alabama	UnitedHealthcare, Inc.
United HealthCare of Arizona, Inc.	Arizona	UnitedHealthcare, Inc.
Arizona Physicians IPA, Inc.	Arizona	United HealthCare of Arizona, Inc.
United HealthCare of Arkansas, Inc.	Arkansas	UnitedHealthcare, Inc.
United HealthCare of Colorado, Inc.	Colorado	UnitedHealthcare, Inc.
United HealthCare of Florida, Inc.	Florida	UnitedHealthcare, Inc.
United HealthCare of Georgia, Inc.	Georgia	UnitedHealthcare, Inc.
UnitedHealthcare of Illinois, Inc.	Illinois	UnitedHealthcare, Inc.
United HealthCare of Louisiana, Inc.	Louisiana	UnitedHealthcare, Inc.
UnitedHealthcare of the Mid-Atlantic, Inc.	Maryland	UnitedHealthcare, Inc.
United HealthCare of the Midlands, Inc.	Nebraska	UnitedHealthcare, Inc.
United HealthCare of the Midwest, Inc.	Missouri	UnitedHealthcare, Inc.
United HealthCare of Mississippi, Inc.	Mississippi	UnitedHealthcare, Inc.
UnitedHealthcare of New York, Inc.	New York	UnitedHealthcare, Inc.
UnitedHealthcare of North Carolina, Inc.	North Carolina	UnitedHealthcare, Inc.
United HealthCare of Tennessee, Inc.	Tennessee	UnitedHealthcare, Inc.
United HealthCare of Texas, Inc.	Texas	UnitedHealthcare, Inc.
United HealthCare of Utah	Utah	UnitedHealthcare, Inc.
UnitedHealthcare of Wisconsin, Inc.	Wisconsin	UnitedHealthcare, Inc.
ProcessWorks, Inc.	Wisconsin	UnitedHealthcare, Inc.
UnitedHealthcare Services Company of the River Valley, Inc.	Delaware	UnitedHealthcare, Inc.
UnitedHealthcare Insurance Company of the River Valley	Illinois	UnitedHealthcare Services Company of the River Valley, Inc.
UnitedHealthcare Plan of the River Valley, Inc.	Illinois	UnitedHealthcare Services Company of the River Valley, Inc.
Midwest Security Holding, Inc.	Wisconsin	UnitedHealthcare, Inc.
Midwest Security Administrators, Inc.	Wisconsin	Midwest Security Holding, Inc.
Midwest Security Life Insurance Company	Wisconsin	Midwest Security Holding, Inc.
Midwest Security Care, Inc.	Wisconsin	Midwest Security Holding, Inc.
Fidelity Insurance Group Inc.	Delaware	UnitedHealthcare, Inc.
Fidelity Benefit Administrators, Inc.	Maryland	Fidelity Insurance Group Inc.
Physician’s Medical Group, Inc.	Maryland	Fidelity Benefit Administrators, Inc.
Neighborhood Health Partnership, Inc.	Florida	UnitedHealthcare, Inc.
United Medical Resources, Inc.	Ohio	UnitedHealthcare, Inc.
IBA Health and Life Assurance Company	Michigan	UnitedHealthcare, Inc.
IBA Self Funded Group, Inc.	Michigan	UnitedHealthcare, Inc.
Southwest Michigan Health Network Inc.	Michigan	UnitedHealthcare, Inc.
Arnett Health Plans, Inc.	Indiana	UnitedHealthcare, Inc.
Health Care Administrators, Inc.	Indiana	Arnett Health Plans, Inc.
Arnett HMO, Inc.	Indiana	Arnett Health Plans, Inc.
Arnett Practice Association, LLC	Indiana	Arnett Health Plans, Inc.
UnitedHealthcare of New England, Inc.	Rhode Island	United HealthCare Services, Inc.
United HealthCare of Ohio, Inc.	Ohio	United HealthCare Services, Inc.
UnitedHealth Europe Limited	United Kingdom	United HealthCare Services, Inc.
UnitedHealth Primary Care Limited	United Kingdom	UnitedHealth Europe Limited
UnitedHealth Primary Care Plus Limited	United Kingdom	UnitedHealth Europe Limited
UnitedHealth Networks, Inc.	Delaware	United HealthCare Services, Inc.
UnitedHealth Capital, LLC	Delaware	United HealthCare Services, Inc.
Commonwealth Physicians Services Corporation	Kentucky	United HealthCare Services, Inc.
UnitedHealth Advisors, LLC	Maine	United HealthCare Services, Inc.
Exante Financial Services, Inc.	Delaware	United HealthCare Services, Inc.
Exante Bank, Inc.	Utah	Exante Financial Services, Inc.
United HealthCare of Kentucky, Ltd.	Kentucky	United HealthCare Services, Inc.
Passport Coast-to-Coast, LLC	Delaware	United HealthCare Services, Inc.

Name of Entity	State of Incorporation	Subsidiary of Entity
Specialized Care Services, Inc.	Delaware	United HealthCare Services, Inc.
Spectera of New York, IPA, Inc.	New York	Specialized Care Services, Inc.
Unimerica Insurance Company	Wisconsin	Specialized Care Services, Inc.
United Resource Networks, Inc.	Delaware	Specialized Care Services, Inc.
United Resource Networks IPA of New York, Inc.	New York	United Resource Networks, Inc.
Specialty Resource Services, Inc.	Delaware	United Resource Networks, Inc.
National Benefit Resources, Inc.	New Jersey	Specialized Care Services, Inc.
Medical Network, Inc. dba Health A to Z	Minnesota	Specialized Care Services, inc.
DCG Holdings, Inc.	Maine	Specialized Care Services, Inc.
Disability Consulting Group, LLC	Maine	DCG Holdings, Inc.
DCG Resources Options, LLC	Maine	DCG Holdings, Inc.
Spectera, Inc.	Maryland	Specialized Care Services, Inc.
Spectera Vision Services of California, Inc.	California	Spectera, Inc.
Spectera Vision, Inc.	Virginia	Spectera, Inc.
Special Risk International, Inc.	Maryland	Specialized Care Services, Inc.
EnvisionCare Alliance, Inc.	Illinois	Specialized Care Services, Inc.
PacificDental Benefits, Inc.	Delaware	Specialized Care Services, Inc.
Pacific Union Dental, Inc.	California	PacificDental Benefits, Inc.
Illinois Pacific Dental, Inc.	Illinois	PacificDental Benefits, Inc.
Nevada Pacific Dental, Inc.	Nevada	PacificDental Benefits, Inc.
National Pacific Dental, Inc.	Texas	PacificDental Benefits, Inc.
NPD Dental Services, Inc.	Delaware	Pacific Dental Benefits, Inc.
NPD Insurance Company, Inc.	Nevada	NPD Dental Services, Inc.
ACN Group, Inc.	Minnesota	United HealthCare Services, Inc.
Managed Physical Network, Inc.	New York	ACN Group, Inc.
ACN Group IPA of New York, Inc.	New York	ACN Group, Inc.
ACN Group of California, Inc.	California	ACN Group, Inc.
Dental Benefit Providers, Inc.	Delaware	United HealthCare Services, Inc.
Dental Benefit Providers of California, Inc.	California	Dental Benefit Providers, Inc.
Dental Benefit Providers of Illinois, Inc.	Illinois	Dental Benefit Providers, Inc.
Dental Insurance Company of America	New York	Dental Benefit Providers, Inc.
DBP Services of New York, IPA, Inc.	New York	Dental Benefit Providers, Inc.
Dental Benefit Providers of Maryland, Inc.	Maryland	Dental Benefit Providers, Inc.
United Behavioral Health	California	United HealthCare Services, Inc.
U.S. Behavioral Health Plan, California	California	United Behavioral Health
Behavioral Health Administrators	California	United Behavioral Health
United Behavioral Health of New York, I.P.A., Inc.	New York	United Behavioral Health
UHIC Holdings, Inc.	Delaware	United HealthCare Services, Inc.
United HealthCare Insurance Company	Connecticut	UHIC Holdings, Inc.
United HealthCare Insurance Company of Illinois	Illinois	United HealthCare Insurance Company
United HealthCare Insurance Company of New York	New York	United HealthCare Insurance Company
United HealthCare Insurance Company of Ohio	Ohio	United HealthCare Insurance Company
Unimerica Life Insurance Company of New York	New York	United HealthCare Insurance Company
OneNet PPO, LLC	Maryland	United HealthCare Insurance Company
MAMSI Insurance Resources, LLC	Maryland	OneNet PPO, LLC
United HealthCare Products, LLC	Delaware	United HealthCare Insurance Company
United HealthCare Service LLC	Delaware	United HealthCare Insurance Company
UnitedHealthcare Alliance LLC	Delaware	United HealthCare Insurance Company
Duncan Printing Services, LLC	South Carolina	United HealthCare Insurance Company
Uniprise, Inc.	Delaware	United HealthCare Services, Inc.
HealthAllies, Inc.	Delaware	Uniprise, Inc.
Definity Health Corporation	Delaware	Uniprise, Inc.
Definity Health of New York, Inc.	Minnesota	Definity Health Corporation
Lemhi Corporation	Minnesota	Definity Health Corporation

Name of Entity	State of Incorporation	Subsidiary of Entity
Ovations, Inc.	Delaware	United HealthCare Services, Inc.
EverCare of New York, IPA, Inc.	New York	Ovations, Inc.
Lifemark Corporation	Delaware	Ovations, Inc.
Evercare of Arizona, Inc.	Arizona	Lifemark Corporation
Evercare of Texas, L.L.C.	Texas	Lifemark Corporation
Evercare Connections, Inc.	Delaware	Lifemark Corporation
Evercare Collaborative Solutions, Inc.	Delaware	Lifemark Corporation
Evercare Hospice, Inc.	Delaware	Lifemark Corporation
Evercare Hospice of Collier County, Inc.	Delaware	Evercare Hospice, Inc.
Evercare Hospice of Manatee County, Inc.	Delaware	Evercare Hospice, Inc.
Golden Rule Financial Corporation	Delaware	UnitedHealth Group Incorporated
American Medical Security Life Insurance Company	Wisconsin	Golden Rule Financial Corporation
Golden Rule Insurance Company	Indiana	Golden Rule Financial Corporation
All Savers Insurance Company	Indiana	Golden Rule Insurance Company
Rooney Life Insurance Company	California	Golden Rule Insurance Company
UnitedHealthOne Agency, Inc.	Indiana	Golden Rule Financial Corporation
AmeriChoice Corporation	Delaware	UnitedHealth Group Incorporated
AmeriChoice Health Services, Inc.	Delaware	AmeriChoice Corporation
AmeriChoice Alliance, Inc.	Nevada	AmeriChoice Health Services, Inc.
AmeriChoice of New Jersey, Inc.	New Jersey	AmeriChoice Corporation
AmeriChoice of New York, Inc.	New York	AmeriChoice Corporation
AmeriChoice of Pennsylvania, Inc.	Pennsylvania	AmeriChoice Corporation
Great Lakes Health Plan, Inc.	Michigan	AmeriChoice Corporation
Information Network Corporation	Arizona	AmeriChoice Corporation
Revolution Health Systems, Inc.	Pennsylvania	Information Network Corporation
Ingenix, Inc.	Delaware	UnitedHealth Group Incorporated
Aperture Credentialing, Inc.	Delaware	Ingenix, Inc.
Ingenix Pharmaceutical Services, Inc.	Delaware	Ingenix, Inc.
i3 Canada, Inc.	Canada	Ingenix Pharmaceutical Services, Inc.
Innovus Research (U.S.), Inc.	Delaware	i3 Canada, Inc.
Innovus Research (U.K.), Limited	United Kingdom	i3 Canada, Inc.
Ingenix Pharmaceutical Services (Deutschland) GmbH	Germany	Ingenix Pharmaceutical Services, Inc.
Ingenix International (Hong Kong) Limited	Hong Kong	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services d.o.o.	Croatia	Ingenix Pharmaceutical Services, Inc.
Distance Learning Network, Inc.	Delaware	Ingenix Pharmaceutical Services, Inc.
Pacific Pharma Partners Pte. Ltd.	Singapore	Ingenix Pharmaceutical Services, Inc.
i3 Poland sp z.o.o.	Poland	Ingenix Pharmaceutical Services, Inc.
ClinPharm International Limited	United Kingdom	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services (UK) Limited	United Kingdom	ClinPharm International Limited
Ingenix Pharmaceutical Services (Spain) SL	Spain	Ingenix Pharmaceutical Services (UK) Limited
Ingenix Pharmaceutical Services (Australia) Pty Ltd	Australia	Ingenix Pharmaceutical Services (UK) Limited
Ingenix International (Italy) S.r.l.	Italy	Ingenix Pharmaceutical Services (UK) Limited
Ingenix Pharmaceutical Services (France) SARL	France	Ingenix Pharmaceutical Services (UK) Limited
STATPROBE, Inc.	Michigan	Ingenix Pharmaceutical Services, Inc.
Ingenix International (Netherlands) BV	Netherlands	Ingenix Pharmaceutical Services, Inc.
E.C. Investigaciones del Sur S.A.	Costa Rica	Ingenix International (Netherlands) BV
LatinTrial Argentina S.A.	Argentina	E.C. Investigaciones del Sur S.A.
LatinTrials Uruguay S.R.L.	Uruguay	E.C. Investigaciones del Sur S.A.
LatinTrials Chile S.A.	Chile	E.C. Investigaciones del Sur S.A.
LatinTrials Mexico S.A. De C.V.	Mexico	E.C. Investigaciones del Sur S.A.
LatinTrials Peru S.A.	Peru	E.C. Investigaciones del Sur S.A.
LatinTrials Costa Rica S.A.	Costa Rica	E.C. Investigaciones del Sur S.A.
Latin T do Brasil Auditoria de Pesquisas Clinicas Ltds.	Brazil	E.C. Investigaciones del Sur S.A.
Latin T US LLC	Delaware	E.C. Investigaciones del Sur S.A.
Ingenix Pharmaceutical Services (Sweden) AB	Sweden	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services de Argentina S.R.L.	Argentina	Ingenix Pharmaceutical Services, Inc.
Ingenix International (Czech Republic), s.r.o.	Czech	Ingenix Pharmaceutical Services, Inc.
Worldwide Clinical Trials, SL	Spain	Ingenix Pharmaceutical Services, Inc.
Ingenix International Hungary Ltd.	Hungary	Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services (RSA) Proprietary Limited	South Africa	Ingenix Pharmaceutical Services, Inc.
Ingenix International (Finland) Oy	Finland	Ingenix Pharmaceutical Services, Inc.

Name of Entity	State of Incorporation	Subsidiary of Entity
GeoAccess, Inc.	Kansas	Ingenix, Inc.
Ingenix Publishing, Inc.	Delaware	Ingenix, Inc.
Ingenix Health Intelligence, Inc.	Delaware	Ingenix Publishing, Inc.
Symmetry Health Data Systems, Inc.	Arizona	Ingenix, Inc.
Integrated Healthcare Information Services, Inc.	Massachusetts	Ingenix, Inc.
HSS, Inc.	Connecticut	Ingenix, Inc.
Ingenix Public Sector Solutions, Inc.	Delaware	Ingenix, Inc.
HWT, Inc.	Delaware	Ingenix, Inc.
PsychMCE, Inc.	Delaware	Ingenix, Inc.
NWH, Inc.	Delaware	Ingenix, Inc.
Electronic Network Systems, Inc.	Delaware	Ingenix, Inc.
UnitedHealthcare International Asia, LLC	Delaware	UnitedHealth Group Incorporated
UnitedHealthcare International Malaysia Sdn. Bhd.	Malaysia	UnitedHealthcare International Asia, LLC
UnitedHealthcare Asia Limited	Hong Kong	UnitedHealthcare International Asia, LLC
United Health Connect Sdn. Bhd.	Malaysia	UnitedHealthcare International Malaysia Sdn. Bhd.
Philam Care Health Systems, Inc.	Philippines	UnitedHealth Group Incorporated
UnitedHealth Group Finance Company, Inc.	Delaware	UnitedHealth Group Incorporated
UnitedHealth Group International, Inc.	Delaware	UnitedHealth Group Incorporated
Hygeia Corporation	Delaware	UnitedHealth Group International, Inc.
Hygeia Holdco (Nova Scotia)	Nova Scotia	Hygeia Corporation
Hygeia Corporation (Ontario)	Ontario	Hygeia Holdco (Nova Scotia)
H&W Indemnity, Ltd.	Caymans	UnitedHealth Group Incorporated
UHC International Holdings, Inc.	Delaware	UnitedHealth Group Incorporated
UHC International Services, Inc.	Delaware	UnitedHealth Group Incorporated
United Healthcare International Mauritius Limited	Mauritius	UnitedHealth Group Incorporated
Aspire Global Support Services Private Limited	India	United Healthcare International Mauritius Limited
MediExpress Sdn. Bhd.	Malaysia	United Healthcare International Mauritius Limited
United Healthcare India (Private) Limited	India	United Healthcare International Mauritius Limited
Omega Insurance Advisors Private Limited	India	United Healthcare India (Private) Limited
Mid Atlantic Medical Services, LLC	Delaware	UnitedHealth Group Incorporated
Optimum Choice, Inc.	Maryland	Mid Atlantic Medical Services, LLC
Alliance Recovery Services, LLC	Maryland	Mid Atlantic Medical Services, LLC
MAMSI Life and Health Insurance Company	Maryland	Mid Atlantic Medical Services, LLC
Physicians Health Plan of Maryland, Inc.	Maryland	Mid Atlantic Medical Services, LLC
MD-Individual Practice Association, Inc.	Maryland	Physicians Health Plan of Maryland, Inc.
HomeCall Pharmaceutical Services, Inc.	Maryland	Mid Atlantic Medical Services, LLC
HomeCall, Inc.	Maryland	Mid Atlantic Medical Services, LLC
FirstCall, Inc.	Maryland	HomeCall, Inc.
MLH Life Trust	Missouri	Mid Atlantic Medical Services, LLC
Oxford Health Plans LLC	Delaware	UnitedHealth Group Incorporated
Investors Guaranty Life Insurance Company	California	Oxford Health Plans LLC
Oxford Health Plans (CT), Inc.	Connecticut	Oxford Health Plans LLC
Oxford Health Plans (NJ), Inc.	New Jersey	Oxford Health Plans LLC
Oxford Benefit Management, Inc.	Connecticut	Oxford Health Plans LLC
Oxford Health Plans (NY), Inc.	New York	Oxford Health Plans LLC
Oxford Health Insurance, Inc.	New York	Oxford Health Plans (NY), Inc.
PacifiCare Health Systems, LLC	Delaware	UnitedHealth Group Incorporated
RxSolutions, Inc.	California	PacifiCare Health Systems, LLC
RxSolutions NY IPA, Inc.	New York	RxSolutions, Inc.
PacifiCare Insurance Company	Indiana	PacifiCare Health Systems, LLC
Union Health Solutions, Inc.	California	PacifiCare Health Systems, LLC
Salveo Holding, LLC	Delaware	PacifiCare Health Systems, LLC
Salveo Insurance Company, Ltd.	Caymans	Salveo Holding, LLC
PacifiCare eHoldings, Inc.	California	PacifiCare Health Systems, LLC
SeniorCo, Inc.	Delaware	PacifiCare eHoldings, Inc.
PacifiCare Behavioral Health, Inc.	Delaware	PacifiCare Health Systems, LLC
PacifiCare Behavioral Health of California, Inc.	Delaware	PacifiCare Behavioral Health, Inc.
PacifiCare Behavioral Health NY IPA, Inc.	New York	PacifiCare Behavioral Health, Inc.
PacifiCare Health Plan Administrators, Inc.	Indiana	PacifiCare Health Systems, LLC
PacifiCare of Texas, Inc.	Texas	PacifiCare Health Plan Administrators, Inc.
PacifiCare of Oklahoma, Inc.	Oklahoma	PacifiCare Health Plan Administrators, Inc.

Name of Entity	State of Incorporation	Subsidiary of Entity
PacifiCare of Washington, Inc.	Washington	PacifiCare Health Plan Administrators, Inc.
PacifiCare of Oregon, Inc.	Oregon	PacifiCare Health Plan Administrators, Inc.
PacifiCare of California	California	PacifiCare Health Plan Administrators, Inc.
PacifiCare of Arizona, Inc.	Arizona	PacifiCare Health Plan Administrators, Inc.
PacifiCare of Nevada, Inc.	Nevada	PacifiCare Health Plan Administrators, Inc.
PacifiCare of Colorado, Inc.	Colorado	PacifiCare Health Plan Administrators, Inc.
PacifiCare Life and Health Insurance Company	Indiana	PacifiCare Health Plan Administrators, Inc.
PacifiCare Life Assurance Company	Colorado	PacifiCare Health Plan Administrators, Inc.
FHP Reinsurance Limited	Bermuda	PacifiCare Health Plan Administrators, Inc.
PacifiCare Dental	California	PacifiCare Health Plan Administrators, Inc.
PacifiCare Dental of Colorado, Inc.	Colorado	PacifiCare Health Plan Administrators, Inc.
SecureHorizons USA, Inc.	California	PacifiCare Health Plan Administrators, Inc.
PacifiCare International Limited	Ireland	PacifiCare Health Plan Administrators, Inc.